UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2015

DUNKIN’ BRANDS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35258	20-4145825
(Commission File Number)	(IRS Employer Identification Number)
130 Royall Street
Canton, Massachusetts 02021
(Address of registrant’s principal executive office)
(781) 737-3000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2015 Annual Meeting of Stockholders of Dunkin’ Brands Group, Inc. (the “Company”) was held on May 12, 2015. A total of 89,516,737 shares were present or represented by proxy at the meeting, representing approximately 92.5% of all shares entitled to vote at the meeting. The matters presented for a vote and the related results are as follows:

1.	Election of Directors
Proposal one was the election of three nominees to serve as directors of the Company each for a term of three years. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sandra Horbach	75,340,034	620,518	13,556,185
Mark Nunnelly	75,419,908	540,644	13,556,185
Carl Sparks	75,849,353	111,199	13,556,185
Pursuant to the foregoing votes, the three nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the meeting.

2.	Advisory Vote on Executive Compensation
Proposal two was the advisory vote on the approval of the executive compensation of the named executive officers of the Company. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
74,900,738	934,984	124,830	13,556,185
Pursuant to the foregoing vote, the stockholders adopted a non-binding advisory resolution indicating their approval of the compensation paid to the Company’s named executive officers.

3.	Ratification of the Independent Registered Public Accountants
Proposal three was the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
89,173,852	261,747	81,138	0
Pursuant to the foregoing vote, the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year was approved.

4.	Approval of Dunkin’ Brands Group, Inc. 2015 Omnibus Long-Term Incentive Plan
Proposal four was the shareholder vote on approval of the Dunkin’ Brands’ Group, Inc. 2015 Omnibus Long-Term Incentive Plan (the “Equity Plan”). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
74,612,529	1,251,646	96,377	13,556,185
Pursuant to the foregoing vote, the Equity Plan was approved.

5.	Approval of Dunkin’ Brands Group, Inc. Employee Stock Purchase Plan
Proposal five was the shareholder vote on approval of the Dunkin’ Brands’ Group, Inc. Employee Stock Purchase Plan (the“ESPP”). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
75,645,796	248,391	66,365	13,556,185

Pursuant to the foregoing vote, the ESPP was approved.

6.	Shareholder Proposal
Proposal six was a vote to consider a shareholder proposal by Dale Wannen regarding the use of cage-free eggs in the Company's supply chain. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
722,949	64,307,175	10,930,428	13,556,185
Pursuant to the foregoing vote, the shareholder proposal was not adopted.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNKIN’ BRANDS GROUP, INC.

By:	/s/ Richard Emmett
Richard Emmett
Chief Legal and Human Resources Officer and Corporate Secretary
Date: May 13, 2015